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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 3, 2001
                Date of Report (Date of earliest event reported)


                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                       1-4141                13-1890974
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  2 Paragon Drive, Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                      None
         (Former name or former address, if changed since last report)


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Item 5.  Other events.

         On December 4, 2001, The Great Atlantic & Pacific Tea Company, Inc. commenced the offer of $225 million aggregate principal amount of senior notes to be issued as set forth in a prospectus supplement dated December 3, 2001 (the "Prospectus Supplement"). The Prospectus Supplement is attached hereto as
Exhibit 99.1.

Item 7.  Exhibits.

         (c)  Exhibits.  The following exhibit is filed herewith:
              --------

         Exhibit No.     Description
         -----------     -----------
         99.1            Prospectus Supplement dated December 3, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 4, 2001

                                             THE GREAT ATLANTIC & PACIFIC TEA
                                              COMPANY, INC.


                                             By: /s/ William P. Costantini
                                                 -------------------------------
                                                 William P. Costantini
                                                 Senior Vice President,
                                                 General Counsel and Secretary


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                                 EXHIBIT INDEX


Exhibit No.     Description
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99.1            Prospectus Supplement dated December 3, 2001